UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2012

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3355 Michelson Drive, Suite 100, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2012, Western Digital Corporation (the "Company") provided written notice to the New York Stock Exchange ("NYSE") of the Company’s intention to voluntarily withdraw its common stock, par value $0.01 per share (the "Common Stock"), from listing and trading on the NYSE, effective on May 31, 2012, and to transfer its listing to The NASDAQ Global Select Market ("NASDAQ") and commence trading thereon on June 1, 2012. The Common Stock has been approved for listing on NASDAQ and will trade under the Company’s current trading symbol "WDC." A copy of the press release issued by the Company on May 21, 2012 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on May 21, 2012, announcing that the Board of Directors authorized an additional $1.5 billion for the repurchase of its Common Stock and the extension of the Company’s share repurchase program until May 18, 2017. Pursuant to the Company’s share repurchase program, the Company may repurchase its Common Stock from time to time, in amounts and at such times as it deems appropriate, subject to market conditions, the level of cash balances, general business opportunities, and other factors. The Company may make repurchases in the open market, through block trades or otherwise, or in privately negotiated transactions, and any repurchases may be made pursuant to Rule 10b5-1 plans. The press release making this announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by Western Digital Corporation on May 21, 2012 announcing the Company’s intention to transfer its stock exchange listing to The NASDAQ Global Select Market.

99.2 Press Release issued by Western Digital Corporation on May 21, 2012 announcing an increase and extension of the Company’s share repurchase program.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

May 21, 2012	By:	/s/ Michael C. Ray

Name: Michael C. Ray
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation on May 21, 2012 announcing the Company’s intention to transfer its stock exchange listing to The NASDAQ Global Select Market.
99.2	Press Release issued by Western Digital Corporation on May 21, 2012 announcing an increase and extension of the Company’s share repurchase program.